UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

DATE OF REPORT (Date of earliest event reported) January 29, 2009

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company has amended and restated its bylaws in order to amend Article III of the Company’s existing Amended and Restated Bylaws, effective as of January 29, 2009. The Company determined that a modification was advisable primarily to delineate “advance notice” provisions and modernize the indemnification provisions.

The full text of the Fourth Amended and Restated Bylaws is filed as Exhibit 3.2 to this Form 8-K.

Item 9.01	Exhibits

(d) Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws dated January 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ Thomas P. Minichiello
Thomas P. Minichiello
Vice President of Finance and Chief
Accounting Officer
(Principal Accounting Officer and duly
authorized officer)

February 3, 2009

(Date)

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws, dated January 29, 2009.